Note 4 - Redeemable Convertible Preferred Stock	12 Months Ended
Dec. 31, 2011
Temporary Equity [Table Text Block]
NOTE 4.  REDEEMABLE CONVERTIBLE PREFERRED STOCK

Private Placement of Preferred Stock

On June 7, 2010, the Company, Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P. (collectively, “Warburg Pincus”) and Deerfield (together with Warburg Pincus, the “Purchasers”) entered into an Investment Agreement pursuant to which the Company issued and sold to the Purchasers an aggregate of 400,000 shares of Series A-1 Preferred at the stated value of $100 per share for an aggregate purchase price of $40 million.

The Investment Agreement also provided that the Purchasers had the right, but not the obligation, to make additional investments in the Company as follows:

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at any time prior to the date the Company receives marketing approval from the U.S. Food and Drug Administration for the first of its product candidates (“Marketing Approval Date”), the Purchasers may have purchased up to an additional 0.2 million shares of Series A-1 Preferred at a purchase price of $100 per share for an aggregate purchase price of $20 million (“Additional Investment”); and

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at any time beginning 15 days and within 120 days following the Marketing Approval Date, the Purchasers may have purchased up to an aggregate of 400,000 shares of Series A-2 Preferred at the stated value of $100 per share for an aggregate purchase price of $40 million (“Subsequent Investment”).

The Investment Agreement required that the Company seek approval of its stockholders to amend the Company’s certificate of incorporation to:  (i) increase the authorized number of shares of common stock, (ii) effect a reverse split of its common stock at a ratio to be agreed upon with the Purchasers, and (iii) provide that the number of authorized shares of common stock may be increased or decreased by the affirmative vote of the holders of a majority of the issued and outstanding common stock and preferred stock, voting together as one class, notwithstanding the provisions of Section 242(b)(2) of the Delaware General Corporation Law (collectively, the “Stockholder Approval”). These amendments were approved by stockholders at a special meeting on September 2, 2010.

Terms of the Preferred Shares

During the period prior to the Company obtaining Stockholder Approval on September 2, 2010, the Series A-1 Preferred was subject to the following initial terms:

•	the stated value of the Series A-1 Preferred, initially $100 per share, accreted at a rate of 12% per annum;;

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each share of Series A-1 Preferred was convertible into shares of the Company’s common stock at a conversion price of $0.5152 per share, subject to the limitation on the number of shares of common stock then available for issuance;

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the Series A-1 Preferred was redeemable at the holders’ election any time after December 7, 2010, at a redemption price equal to the greater of (i) 250% of the then-accreted value of the Series A-1 Preferred, plus any unpaid dividends accrued thereon and (ii) market value of common stock shares the holder would receive if the Series A-1 Preferred is converted into common stock immediately prior to the redemption.

As a result of the Company obtaining Stockholder Approval on September 2, 2010, the terms of the Series A-1 Preferred were adjusted to have the following material terms (hereafter the “Series A-1 Revised Terms”):

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the stated value of the Series A-1 Preferred, initially $100 per share, accretes at a rate of 9% per annum for a five-year term, compounded quarterly, and following such five-year term, the holders are thereafter entitled to cash dividends at 9% of the accreted stated value per annum, payable quarterly;

•	each share of Series A-1 Preferred is convertible into shares of the Company’s common stock at a conversion price of $0.736 per share;

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upon a liquidation of the Company, as defined, including a change in control of the Company, holders of the Series A-1 Preferred would be entitled to receive a liquidation preference per share equal to the greater of (i) 100% of the then-accreted value of the Series A-1 Preferred and (ii) the amount which the holder would have received if the Series A-1 Preferred had been converted into common stock immediately prior to the liquidation; and

•	the Series A-1 Preferred is not redeemable except as noted above.

On September 10, 2010, the Company and the Purchasers conducted a second closing pursuant to the terms of the Investment Agreement, which is referred to herein as the Second Closing. In addition to the Stockholder Approval, the Purchasers’ obligations to complete the Second Closing were subject to a number of customary closing conditions, including the continued accuracy of the representations and warranties made by the Company in the Investment Agreement and the Company’s compliance with its contractual obligations thereunder. At the Second Closing, the shares of Series A-1 Preferred that were originally sold and issued on June 7, 2010 automatically became subject to the Series A-1 Revised Terms.  In addition, the Company issued to the Purchasers an additional 12,562 shares of Series A-1 Preferred in satisfaction of an aggregate of $1.2 million in accretion on the initial 400,000 shares of Series A-1 Preferred since their issuance date on June 7, 2010.

The terms of the Series A-2 Preferred established in June 2010 were identical to the Series A-1 Revised Terms, except the conversion price was $1.104 per share.

In accordance with the terms of the Investment Agreement, the Warburg Purchasers have the right to designate five out of nine members of the Company’s Board of Directors.  The Purchasers also received certain other rights including registration rights for all securities contemplated in the Investment Agreement and the right to participate in any future financing transactions.

The Purchasers were not permitted to transfer or sell preferred stock until the earlier of (a) June 7, 2011 for the initial 400,000 shares of Series A-1 Preferred issued on June 7, 2010, and the applicable first anniversary date of the applicable closing date for the future tranches of shares of Series A-1 Preferred or Series A-2 Preferred, (b) June 7, 2012, or (c) the date following the first period of 20 consecutive trading days during which the closing price of the Company’s common stock exceeds 200% of the conversion price. Transfer and sale restrictions could also lapse upon occurrence of certain other events.

Additionally, as a condition to the initial closing under the Investment Agreement, the Company and Deerfield amended the Facility Agreement.  The maturity date of the principal outstanding pursuant to the loan under the Facility Agreement was extended from October 30, 2013 to June 30, 2015.

On January 9, 2012, the Company and the Purchasers agreed to amend the Investment Agreement in order to facilitate the Company’s sale and issuance of Series A-2 Preferred on such date pursuant to a second investment agreement.  See Note 17, “Subsequent Events,” below.

Accounting Treatment

The Company allocated the proceeds from the financing between the issued shares of Series A-1 Preferred and the Purchasers’ rights to purchase additional shares of Series A-1 Preferred and Series A-2 Preferred in connection with the Additional Investments and Subsequent Investments.

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Outstanding Series A-1 Preferred – Due to certain contingent redemption features of this instrument, the Company classified the 400,000 shares of Series A-1 Preferred sold on June 7, 2010 in the mezzanine section (between equity and liabilities) on the accompanying balance sheet.  The Company recorded the residual value of these shares as $29.9 million on June 7, 2010, net of transaction costs of $1.4 million and $8.7 million allocated to the rights to purchase additional Preferred Stock in the future.  When the 400,000 shares of Series A-1 Preferred were issued on June 7, 2010, approximately 121,000 shares were convertible due to the limited remaining authorized shares of common stock available for conversion.  At the Second Closing, the remaining 279,000 shares of Series A-1 Preferred became convertible when the Reverse Stock Split and the additional shares of common stock were authorized.  At the Second Closing on September 10, 2010, the Company issued an additional 12,562 shares of Series A-1 Preferred to the Purchasers in satisfaction of the accretion to the stated value of the Series A-1 Preferred from June 7, 2010, when the shares were issued through the Second Closing.  The carrying value of the Series A-1 Preferred was increased by the estimated fair value of these shares on September 10, 2010, which was $0.7 million.  The Company reduced shareholder’s equity by the same amount.  All of these additional shares of Series A-1 Preferred were convertible upon issuance.  The total recorded value of all Series A-1 Preferred issued as of December 31, 2011 is $30.6 million.  As of December 31, 2011, the outstanding Series A-1 Preferred was convertible into approximately 63 million shares of common stock, including total value accreted since the issuance date of the Series A-1 Preferred.

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Rights to Purchase Preferred Stock in the Additional and Subsequent Investments – The Company determined that the Purchasers’ rights to purchase additional shares of Preferred Stock in connection with the Additional and Subsequent Investments are freestanding instruments that are required to be classified as liabilities and carried at fair value. The treatment of these instruments as a liability is due to certain investor rights related to the redemption features of the underlying Preferred Stock.

The value of the option to make Additional Investments (see above) is estimated directly from the Black-Scholes-Merton model output. The value of the option to make Subsequent Investments (see above) is partially conditioned upon the likelihood of successful FDA approval. As such, a weighting reflecting management’s estimates of the probability of successful FDA approval is applied to the preliminary Black-Scholes-Merton option price at each valuation date.  Such estimates of probability are subject to change based on various factors regarding the likelihood of FDA approval.  The Standard Review designation for the Company’s NDA resulted in a reduction of management’s probability assessment from the previous quarter.  Changes in the market price of the common stock would result in a change in the value of the option and impact the statement of operations. For example, a 10% increase in the market price of the common stock would cause the fair value of the warrants and the warrant liability to increase by approximately 10%.

As of the December 31, 2011 valuation date, the Company was negotiating with the Purchasers for a new round of financing. Those negotiations resulted in the parties entering into a new investment agreement on January 9, 2012, providing for the sale and issuance by the Company of $11 million of Series A-2 Preferred and options to purchase Series A-3 Preferred, a newly designated class of preferred stock.  See Note 17, “Subsequent Events,” below.  As part of the proposed transaction, as of the December 31, 2011 valuation date, the options to purchase Series A-1 Preferred and Series A-2 Preferred under the 2010 Investment Agreement would be replaced by the option to purchase Series A-3 Preferred.  Based upon the circumstances that existed as of December 31, 2011, the options were valued to consider the impact of the then impending transaction.  These factors were considered to adhere to the standard of value in accordance with ASC 820, “Fair Value Measurements and Disclosures.” The following table summarizes the fair value of the Purchasers’ rights to purchase additional shares of Preferred Stock outstanding as of December 31, 2011 and December 31, 2010 and the changes in the valuation in the periods then ended.

2011 (In thousands)	Fair Value at January 1, 2011	Net change in fair value of liabilities	Fair Value at December 31, 2011
Investors’ rights to purchase additional shares of Series A-1 and A-2 Preferred Stock	$5,131	(3,359)	$1,772

2010 (In thousands)	Fair Value at June 7, 2010(1)	Net change in fair value of liabilities	Fair Value at December 31, 2010
Investors’ rights to purchase additional shares of Series A-1 and A-2 Preferred stock	$8,670	(3,539)	$5,131

(1)  The initial valuation date of the option to purchase additional shares of Series A-1 Preferred and Series A-2 Preferred is the date of the execution of the Investment Agreement with Warburg Pincus and Deerfield, or June 7, 2010.

The following table summarizes the assumptions used in applying the Black-Scholes-Merton option pricing model to determine the fair value of the liability related to the rights to purchase additional shares of Series A-1 Preferred and Series A-2 Preferred during the twelve months ended December 31, 2011 and 2010:

Twelve Months Ended December 31,
	2011	2010

Risk-free interest rate	0.05 – 0.25%	0.29 – 0.50%
Expected life (in years)	0.5 – 0.8	0.9 – 1.5
Volatility	0.71 – 0.99	1.03 – 1.09
Dividend yield	8.68 – 8.80%	8.4 – 11.4%

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Beneficial Conversion Feature – Because the conversion price of the shares of preferred stock was less than the fair value of common stock at the date preferred stock was sold and issued, the in-the-money conversion feature (Beneficial Conversion Feature, or BCF) requires separate recognition and is measured at the intrinsic value (i.e., the amount of the increase in value that holders of Preferred Stock would realize upon conversion based on the value of the conversion shares, including all future potential conversion shares adjusted for accretion to the Preferred Stock, on the commitment date).  The BCF is limited to the proceeds allocated to Preferred Stock and is initially recorded as a discount to preferred shares and included as additional paid-in capital.  Because there is not a stated redemption date of the shares of the convertible Series A-1 Preferred, the BCF is immediately accreted to the preferred shares as a deemed preferred stock dividend.   The Company has recognized aggregate BCF of $29.9 million related to the shares of preferred stock in June 2010 and this amount is included in the total value of preferred stock of $30.6 million as of December 31, 2011.  There has been no additional BCF recorded in the twelve months ended December 31, 2011.

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Accretion on Preferred Stock - For the period from June 7, 2010 to September 10, 2010 (the date of the Second Closing), the 400,000 shares of Series A-1 Preferred accreted value to the stated rate of $100 at an annual rate of 12%, compounded quarterly.  Upon the Second Closing, the 412,652 shares of Series A-1 Preferred accreted value to the stated rate of $100 at an annual rate of 9%, compounded quarterly.  The total accretable value from the transaction date through December 31, 2011 was $6.4 million, including $1.0 million and $3.9 million for the three and twelve months ended December 31, 2011, respectively.  The Company will not recognize the value of the accretion to the preferred stock until such time that it becomes probable that the shares of preferred stock will become redeemable.  The accretable value is included, for loss per share purposes only, as a dividend to holders of preferred stock and the loss attributable to holders of common stock is increased by the value of the accretion for the period.  Accretion on preferred stock accounts for the $3.9 million and $2.4 million in deemed dividends to holders of preferred stock through the twelve months ended December 31, 2011 and 2010, respectively.